[Scudder Investments logo]

Scudder Flag Investors Value Builder Fund

Classes A, B, C and Institutional

Semiannual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Flag Investors Value Builder Fund	Nasdaq Symbol	CUSIP Number
Class A	FLVBX	33832R105
Class B	FVBBX	33832R303
Class C	FVBCX	33832R501
Institutional Class	FLIVX	33832R402

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund	6-Month	1-Year	3-Year	5-Year	10-Year/ Life of Class**
Class A	-22.87%	-15.42%	-4.73%	1.24%	9.41%
Class B	-23.16%	-16.07%	-5.45%	.47%	9.36%
Class C	-23.18%	-16.06%	-5.43%	-	-2.20%
Institutional Class	-22.75%	-15.21%	-4.47%	1.49%	7.82%
S&P 500 Index+	-28.36%	-20.49%	-12.89%	-1.63%	9.00%
Blended Index++	-15.40%	-9.83%	-4.44%	2.28%	8.33%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/02	$ 16.70	$ 16.65	$ 16.66	$ 16.87
3/31/02	$ 21.87	$ 21.80	$ 21.82	$ 22.08
Distribution Information: Six Months: Income Dividends	$ .20	$ .12	$ .12	$ .22

Class A Lipper Rankings*- Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	479	of	503	96
3-Year	237	of	405	59
5-Year	134	of	317	43
10-Year	11	of	79	14

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Flag Investors Value Builder Fund - Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Flag Investors Value Builder Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class**
Class A(b)	Growth of $10,000	$7,972	$8,150	$10,024	$23,175
	Average annual total return	-20.28%	-6.59%	.05%	8.77%
Class B(b)	Growth of $10,000	$8,144	$8,307	$10,157	$19,990
	Average annual total return	-18.56%	-5.99%	.31%	9.36%
Class C(b)	Growth of $10,000	$8,394	$8,457	-	$9,051
	Average annual total return	-16.06%	-5.43%	-	-2.20%
Institutional Class	Growth of $250,000	$211,975	$217,925	$269,250	$420,625
	Average annual total return	-15.21%	-4.47%	1.49%	7.82%
S&P Index+	Growth of $10,000	$7,951	$6,610	$9,212	$23,666
	Average annual total return	-20.49%	-12.89%	-1.63%	9.00%
Blended Index++	Growth of $10,000	$9,017	$8,727	$11,194	$22,265
	Average annual total return	-9.83%	-4.44%	2.28%	8.33%

The growth of $10,000/$250,000 is cumulative.

* Returns for Class A and Class B shares prior to 1996 reflect a contractual fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings for share classes may vary.
** The Fund's inception dates are: Class B shares: January 3, 1995, Class C shares: April 8, 1998 and Institutional Class shares: November 2, 1995. Index returns begin June 30, 1992.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance. Prior to August 19, 2002, the maximum initial sales charge for Class A shares was 5.50% and the maximum contingent deferred sales charge for Class B was 5.00%.
+ The Standard & Poors (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Standard & Poors (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Flag Investors Value Builder Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Value Builder Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Manager

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Manager of the fund.

Managed the fund since inception (prior to July 31, 1997, he shared that responsibility).

Joined ABIM as a Vice President in 1980.

29 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

BA and MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Effective August 19, 2002, Deutsche Bank changed the name of Deutsche Flag Investors Value Builder Fund to Scudder Flag Investors Value Builder Fund as part of its new business model, bringing together the Deutsche Asset Management and Scudder families of funds under one unified Scudder Investments brand. This change does not affect the value of your investment or the way the fund is managed.

In the following Portfolio Management Review, Lead Portfolio Manager Hobart Buppert discusses Scudder Flag Investors Value Builder Fund's 10-year anniversary, market conditions and the fund's investment strategy during the six months ended September 30, 2002.

Q: Before discussing the fund's performance, will you comment on the tumultuous market environment that characterized the last six months?

A: At the start of the period - April 1, 2002 - we were in the midst of a very difficult economic and market environment. While people anticipated tough sledding for the remainder of 2002, there was, perhaps, some optimism with regard to the outlook for 2003. Six months later, there seems to be a consensus that the economy is not likely to bounce back strongly in early 2003, but instead will probably endure a slower and more muted recovery. Business spending continued to weaken throughout the period. This weakness had a trickle-down effect and hurt corporate profits across the board. The good news is that consumer spending held up remarkably well. There is now concern, however, that consumers will curtail their spending as the rate of mortgage refinancing - and excess cash - declines.

Every sector of the S&P declined over the last six months - a clear indication of negative investor psychology. Investors' lack of confidence in the equity markets has been a self-fulfilling process. As investors lost confidence, they sold their stock and stock mutual fund investments en masse. To meet the redemption requests, stock mutual fund managers were required to sell stocks they might otherwise have held on to. This large-scale selling resulted in declines across the board.

As investors looked for "safety," they targeted US government and high-grade corporate securities, causing a swelling in the valuations in the highest quality portion of the fixed-income market. In our opinion, money has been moving from areas with the greatest value (stocks) to areas with the least attractive value (high quality bonds). We make this statement based on today's discounted stock valuations and their longer term growth potential versus the historically low yields available currently in high grade bonds.

While this shift hurt the fund during this semiannual period, we see it as a tremendous opportunity for the fund over the longer term. The decline in stock prices has enabled us to pick up stocks of solid companies at what appear to be "bargain basement" prices, and we expect to achieve above-average returns for investors when the stock market improves. It is unlikely, in our opinion, that the level of assets currently in US government bonds will remain there. We believe investors are "parking" their money in these defensive assets until they see better prospects in the stock market.

Q: How did the fund perform?

A: The fund, like the broad market, lost ground for the six months ended September 30, 2002. Class A shares (unadjusted for sales charges) posted a total return of -22.87%. The Standard & Poor's 500 index, the fund's equity market benchmark, declined 28.36% for the same period. To get a better idea of the fund's relative performance, we also track the performance of a blended index that, like the fund, contains both stocks and bonds. This blended index lost 15.40% over the last six months. To calculate those returns we use the performance of three unmanaged indices: 60% S&P 500 index, 35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch 3-month T-bill Index.1

1 The S&P 500 index is an unmanaged group of stocks generally representative of the US stock market. The Lehman Brothers Intermediate US Government/Credit Index is a general measure of performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 3-month T-bill Index is a general measure of the three-month Treasury market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. These indices are not available for direct investment.

Scudder Flag Investors Value Builder Fund marked its 10-year anniversary in June 2002 and has proven to be a strong performer over time. For the 10 years ended September 30, 2002, the fund's Class A shares (unadjusted for sales charges) have beaten both the S&P 500 and the blended index. The cumulative unadjusted return of the Class A shares was 145.89% vs. cumulative returns of 136.66% and 122.65% for the S&P 500 and blended index, respectively.2 The fund also ranked in the top 14% of all balanced funds for the 10 years ended September 30, 2002 according to Lipper Inc.3 (For standardized rankings, please see page 4 of this report.)

2 Source: Deutsche Asset Management, Inc.
3 Souce: Lipper Inc. Ranking is based on the fund's Class A share total return during the period cited. Performance includes reinvestment and capital gains.

Q: What factors led the fund to underperform its blended benchmark for the previous six months?

A: We attribute our underperformance compared with the blended benchmark to two factors:

1. Several stocks in the fund declined sharply over the period - falling much more than the broad market. Those holdings included Cendant, Tyco and Concord EFS.

2. The fund's asset allocation also hurt performance. Relative to the blended benchmark, the fund had more equity exposure and less cash, and it did not have any exposure to US government bonds - the area that posted the strongest gains over the last six months. While this mix of assets hurt this period, over the long term, and in most other market environments, it has been extremely beneficial for fund returns.

Q: Will you explain how you choose investments for the fund?

A: We choose stocks - typically two-thirds of fund assets - through a "flexible value" equity investment philosophy. Rather than focusing on trends in the economy and financial markets, we analyze individual companies. We're what you call "bottom-up" investors. While we look for companies that we believe are undervalued, we don't restrict our stock picks to those with predefined price-to-earnings ratios or any other formula approach that would restrict the investment universe. We believe that all stocks - whether they are labeled growth or value - can become undervalued at some point based on market sentiment. Our strategy is also focused on strong management teams within the companies we invest in, as well as solid or improving financial positions.

We look for companies with shareholder-oriented management that are trading at what we believe to be attractive prices relative to their intrinsic value. We make our decisions based on bottom-up fundamental research - choosing companies that we believe have the best potential for long-term growth. The fund's long-term approach enables it to take advantage of short-term market uncertainty, such as we endured this semiannual period. And we believe the extended market downturn has presented an opportunity for us to upgrade the prospects of the portfolio with stocks that are trading at what we think are unwarranted discounts. We consider ourselves to be "buy and hold" investors and tend to hold on to stocks from one to three years or longer if the company continues to meet our expectations. We'll sell a stock when its earnings growth appears less promising, when its price fully reflects its growth potential or when we believe other investments offer better opportunities.

Q: Will you discuss the fund's asset allocation and your process for selecting bonds?

A: Typically, we invest about one-third of the portfolio in corporate bonds, while the other two-thirds is invested in stocks. This has worked well over time, albeit not in the past six months.

We consider the bonds in the portfolio as a way to help mitigate risk vs. an all-equity portfolio, and also as a way to potentially generate strong returns and dependable income for shareholders. The fund invests primarily in corporate bonds of investment-grade and medium-grade quality. Issues are selected based on rigorous equity research of the companies offering the debt. To seek better principal stability, we keep the bond portfolio focused on issues with intermediate maturities of one to 10 years.

During the reporting period, the fund's lack of US government bonds and its high yield corporate bonds hurt relative performance as investors continued to be strongly attracted to the highest-quality bonds. However, the bonds held in the fund did help cushion the impact of losses in the equity portfolio.

Q: Which sectors or stocks added to fund performance?

A: The fund's performance was helped by three principal factors:

1. Health care holdings. Our positions in health care providers Wellpoint and Oxford performed extremely well this period - posting gains while the broad market declined. These stocks advanced due to favorable pricing power. Wellpoint and Oxford successfully implemented price increases that outpaced the increases in their operational costs. This led to a series of improved earnings estimates for the companies during a period when many other health care providers struggled to meet earnings estimates. Cardinal Health is another health care provider that helped relative performance. While Cardinal declined during the period, it declined much less than the broad market. Another factor that helped early in the period was the fund's minimal exposure to drug companies.

Drug stocks, on balance, have struggled over the last year. Late in the period, however, they began showing strength. With a deep decline in their valuations, they now look more attractive to us. We're hoping to find opportunities within this area of the health care sector.

2. Blyth. Blyth Inc. is a long-time fund holding that continues to deliver strong performance. The company sells candles and other home decorating products. Blyth has generated after-tax profits with strong cash flow, which the company has used to make acquisitions, buy back stock or increase its dividend. Despite its consistent growth pattern, the stock still trades at an attractive valuation.

3. Countrywide Credit. This consumer finance stock has benefited from record levels of mortgage refinancing due to interest rates hovering at near-record lows. The stock appreciated during the period, and we've since reduced our position somewhat to lock in profits for the fund. We remain upbeat on this stock but believe its earnings growth may slow as the pace of refinancing decelerates with stable-to-rising interest rates.

Q: What hurt performance during the year?

A: As mentioned earlier, performance was primarily hurt by a small group of stocks that suffered declines:

1. Cendant. Cendant is a large conglomerate with assets in real estate brokerage (Century 21), car rental agencies (Avis), hotels (Days Inn) and other areas that service the travel industry. The stock was hurt as investors shunned it, believing that travel-related businesses would struggle in a post-9/11 world and in a poor economic environment. Despite the deep decline in stock price, Cendant's underlying businesses have continued to generate strong cash flows and have not required any material cash investments by Cendant. The stock is now trading at an extreme discount that we believe is unsustainably low given Cendant's good fundamentals and strong business lines.

2. Tyco. This industrial conglomerate declined dramatically as its accounting was questioned and as indiscretions by its senior management unfolded. We are of course extremely disappointed by Tyco's performance. Currently, however, we believe there is above-average value in Tyco on the basis of the solid fundamentals of its underlying businesses. The company has a number of businesses that generate attractive cash flow. Additionally, we have confidence in the company's new management and expect that they will be able to restore investor confidence in this stock.

3. Concord EFS. This company is an electronic transaction processor. It facilitates transactions at grocery stores, gas stations and other retailers. It also processes automated teller machine and debit card transactions. After terrific performance during the technology rally of the late 1990s, Concord has underperformed in recent months. We believe, however, that our original thesis for purchasing it remains intact, and we have bought additional shares at these reduced prices. We see Concord EFS as a company that can support solid earnings growth for the long term, and we continue to hold the stock. Its valuation combined with its growth potential make it an attractive investment for the fund.

Q: What is your outlook for the markets and the fund in general?

A: We anticipate that the challenges the markets and economy have been facing will continue into 2003. While some economic indicators have been improving, the threat of war with Iraq and a slowdown in consumer spending will certainly take a toll on the markets. The pricing of stocks is generally based on forward assumptions. We're cautiously optimistic that the equity market might have already priced in a "worst case scenario" for the next six to 12 months. We hope that over the next few months, investors will anticipate an improving economy based on government-initiated spending or an increase in demand brought on by the low-interest-rate environment. If investors begin to regain their optimism for the economy it will likely be reflected in higher stock prices.

Furthermore, price-to-earnings multiples of the broad market vs. current interest rates indicate that better valuations exist in equities. For example, a 10-year US Treasury note yielding 4% provides the equivalent of a 25 price earnings multiple (P/E) compared with the S&P 500's P/E ratio of 15 times next year's estimated operating earnings. This significant discount makes us excited about the prospects for equities.

Q: Are there any additional comments that you would like to make?

A: We would like to take this opportunity to thank you for your continued interest and support in the Scudder Flag Investors Value Builder Fund. We will continue to manage this fund using our "flexible value" philosophy to investing. This investment approach has provided a strong long-term track record for the fund. The fund's current portfolio, in our opinion, offers great value for investors who see this as a long-term investment. We are committed to building value for you, our shareholder.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	3/31/02

Common Stocks	67%	69%
Corporate Bonds	27%	26%
Convertible Preferred Stocks	5%	3%
Foreign Bonds - US$ Denominated	1%	-
Convertible Corporate Bonds	-	1%
Repurchase Agreement	-	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	3/31/02

Industrials	27%	30%
Financials	25%	26%
Consumer Discretionary	20%	18%
Health Care	11%	7%
Information Technology	4%	6%
Telecommunication Services	4%	3%
Consumer Staples	3%	3%
Utilities	2%	2%
Energy	2%	1%
Other	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (33.7% of Portfolio)
1. Blyth, Inc. Designer, manufacturer, marketer and distributor of home goods	4.1%
2. Cendant Corp. Provider of consumer and business services globally	4.1%
3. Wellpoint Health Networks, Inc. Provider of health care services	3.8%
4. American Financial Realty Trust Operator of a real estate trust	3.5%
5. XL Capital Ltd. Provider of insurance services	3.5%
6. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	3.5%
7. SEI Investments Co. Provider of financial services	2.9%
8. Concord EFS, Inc. Provider of electronic transaction authorization, processing and transfer services	2.9%
9. Allied Waste Industries, Inc. Provider of waste management services	2.8%
10. Citigroup, Inc. Provider of diversified financial services	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 67.2%
Consumer Discretionary 12.0%
Household Durables 4.6%
Blyth, Inc.	854,000	23,826,599
Champion Enterprises, Inc.*	830,000	2,440,200
WestPoint Stevens, Inc.*	614,200	601,916
		26,868,715
Media 5.9%
AOL Time Warner, Inc.*	1,180,000	13,806,000
Clear Channel Communications, Inc.*	408,586	14,198,364
LodgeNet Entertainment Corp.* (b)	873,600	6,691,776
		34,696,140
Multiline Retail 0.3%
BJ's Wholesale Club, Inc.*	80,500	1,530,305
Specialty Retail 0.8%
TJX Companies, Inc.	261,400	4,443,800
Textiles, Apparel & Luxury Goods 0.4%
Unifi, Inc.*	350,900	2,200,143
Consumer Staples 2.6%
Food & Drug Retailing 0.5%
Safeway, Inc.*	144,100	3,213,430
Tobacco 2.1%
Philip Morris Companies, Inc.	311,600	12,090,080
Financials 20.4%
Banks 1.6%
Bank of America Corp.	142,500	9,091,500
Diversified Financials 10.7%
AmeriCredit Corp.*	605,300	4,884,771
Capital One Finance Corp.	130,000	4,539,600
Citigroup, Inc.	517,000	15,329,050
Countrywide Credit Industries, Inc.	100,000	4,715,000
Freddie Mac	152,000	8,496,800
MBNA Corp.	398,670	7,327,555
SEI Investments Co.	713,300	17,033,604
		62,326,380
Insurance 4.6%
MBIA, Inc.	160,650	6,417,968
XL Capital Ltd. "A"	280,000	20,580,000
		26,997,968
Real Estate 3.5%
American Financial Realty Trust*	2,000,000	20,600,000
Health Care 10.6%
Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	139,500	4,261,725
Health Care Providers & Services 7.8%
Cardinal Health, Inc.	328,750	20,448,250
Oxford Health Plans*	75,000	2,920,500
Wellpoint Health Networks, Inc.*	300,400	22,019,320
		45,388,070
Pharmaceuticals 2.1%
Johnson & Johnson	228,000	12,330,240
Industrials 16.3%
Aerospace & Defense 1.1%
United Technologies Corp.	118,000	6,665,820
Commercial Services & Supplies 11.7%
Allied Waste Industries, Inc.*	2,250,500	16,541,175
Cendant Corp.*	2,204,536	23,720,807
Concord EFS, Inc.*	1,066,800	16,940,784
Convergys Corp.*	127,500	1,916,325
First Data Corp.	329,400	9,206,730
		68,325,821
Industrial Conglomerates 2.3%
Tyco International Ltd.	952,000	13,423,200
Machinery 1.2%
SPX Corp.	66,700	6,730,030
Information Technology 1.1%
Computers & Peripherals
International Business Machines Corp.	105,400	6,154,306
Materials 1.2%
Chemicals
Airgas, Inc.*	535,600	7,032,428
Telecommunication Services 0.5%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	1,363,000	3,107,640
Utilities 2.5%
Gas Utilities 2.4%
Kinder Morgan Management LLC*	404,652	12,038,397
Kinder Morgan, Inc.	53,991	1,913,981
		13,952,378
Multi-Utilities & Unregulated Power 0.1%
Calpine Corp.*	242,000	597,740
Total Common Stocks (Cost $332,762,700)		392,027,859

Preferred Stocks 0.0%
Financials
Insurance
Conseco Finance Trust, Series T	100,000	35,000
Conseco Finance Trust, Series V	200,000	76,000
Total Preferred Stocks (Cost $7,500,000)		111,000

Convertible Preferred Stocks 4.5%
Consumer Discretionary 2.8%
Hotel Restaurants & Leisure 1.8%
US Restaurant Properties, Inc., Series A	522,700	10,715,350
Media 1.0%
Sinclair Broadcast Group, Series D	145,000	5,752,585
Financials 1.7%
Diversified Financials
Central Park Finance Trust	544,000	9,520,000
Fleetwood Capital Trust II	13,059	248,121
		9,768,121
Total Convertible Preferred Stocks (Cost $26,818,619)		26,236,056

	Principal Amount ($)	Value ($)
Corporate Bonds 27.2%
Consumer Discretionary 5.1%
AOL Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	910,000
Clear Channel Communication, 6.0%, 11/1/2006	5,200,000	5,170,641
HMH Properties, Inc.:
7.875%, 8/1/2005	5,700,000	5,500,500
8.45%, 12/1/2008	1,000,000	955,000
Knight-Ridder, Inc., 6.625%, 11/1/2007	3,000,000	3,378,363
LodgeNet Entertainment Corp., 10.25%, 12/15/2006 (b)	5,000,000	4,750,000
Marriott International, 7.875%, 9/15/2009	5,700,000	6,442,778
Six Flags, Inc., 9.75%, 6/15/2007	1,000,000	875,000
Starwood Hotels & Resorts, 6.75%, 11/15/2003	2,000,000	1,995,000
		29,977,282
Consumer Staples 0.4%
Avon Products, Inc., 6.55%, 8/1/2007	2,000,000	2,270,578
Energy 1.9%
CalEnergy Co., Inc.:
7.23%, 9/15/2005	2,975,000	3,136,093
7.63%, 10/15/2007	5,000,000	5,444,975
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,229,148
		10,810,216
Financials 2.7%
Capstar Hotel Co., 8.75%, 8/15/2007	1,000,000	800,000
Conseco, Inc.:
6.8%, 6/15/2005	5,100,000	612,000
10.75%, 6/15/2009	8,840,000	1,944,800
Jefferies Group, Inc., Series B, 7.5%, 8/15/2007	4,000,000	4,445,140
JP Morgan & Co., Inc., 6.875%, 1/15/2007	5,000,000	5,513,990
Markel Corp., 7.25%, 11/1/2003	1,285,000	1,315,736
Stillwell Financial, 7.0%, 11/1/2006	1,000,000	1,044,157
		15,675,823
Health Care 0.2%
Wellpoint Health Networks, Inc., 6.375%, 6/15/2006	1,000,000	1,091,487
Industrials 11.2%
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	11,000,000	10,120,000
Blyth, Inc., 7.9%, 10/1/2009	4,500,000	4,925,808
Cendant Corp.:
6.875%, 8/15/2006	5,475,000	5,505,742
7.75%, 12/1/2003	8,000,000	8,051,696
FMC Corp.:
6.75%, 5/5/2005	1,500,000	1,390,214
7.0%, 5/15/2008	5,000,000	4,395,470
ICI Wilmington, Inc., 6.95%, 9/15/2004	1,000,000	1,052,846
Lilly Industries, Inc., 7.75%, 12/1/2007	5,000,000	5,821,320
Lockheed Martin Corp., 7.25%, 5/15/2006	2,500,000	2,826,830
McDonnell Douglas Corp., 6.875%, 11/1/2006	2,000,000	2,207,960
Millipore Corp., 7.5%, 4/1/2007	9,050,000	9,652,151
Norfolk Southern Corp., 7.35%, 5/15/2007	1,500,000	1,729,458
Tenneco Automotive, Inc., 11.625%, 10/15/2009	2,000,000	1,520,000
Tyco International Ltd., 8.2%, 10/15/2008	3,815,000	3,235,276
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,122,097
		65,556,868
Information Technology 2.7%
Amazon.com, Inc., Step-up Coupon, 0% to 5/30/2003, 10.0% to 5/1/2008	4,230,000	3,902,175
Raytheon Co., 6.5%, 7/15/2005	4,000,000	4,266,560
Sun Microsystems, Inc.:
7.5%, 8/15/2006	2,000,000	1,994,818
7.65%, 8/15/2009	1,000,000	984,667
Tandy Corp., 6.95%, 9/1/2007	3,000,000	3,344,235
Tektronix, 7.5%, 8/1/2003	1,000,000	1,035,369
Xerox Corp., 7.15%, 8/1/2004	500,000	392,500
		15,920,324
Telecommunication Services 3.0%
American Tower Corp., 9.375%, 2/1/2009	3,000,000	1,770,000
Crown Castle International Corp., 9.0%, 5/15/2011	6,000,000	3,630,000
Qwest Capital Funding, 7.75%, 8/15/2006	13,000,000	6,955,000
Verizon Communications, 6.46%, 4/15/2008	5,000,000	5,209,045
		17,564,045
Total Corporate Bonds (Cost $168,884,404)		158,866,623

Foreign Bonds - US$ Denominated 1.0%
Tyco International Group SA:
6.375%, 2/15/2006	3,000,000	2,580,000
6.375%, 10/15/2011	1,000,000	820,000
6.75%, 2/15/2011	3,000,000	2,475,000
Total Foreign Bonds - US$ Denominated (Cost $5,653,340)		5,875,000

Repurchase Agreements 0.1%
Goldman Sachs & Co., 1.82%, dated 9/30/02, to be repurchased at $557,028 on 10/1/2002 (c) (Cost $557,000)	557,000	557,000
Total Investment Portfolio - 100.0% (Cost $542,176,063) (a)		583,673,538

* Non-income producing security.
(a) The cost for federal income tax purposes was $543,269,917. At September 30, 2002, net unrealized appreciation for all securities based on tax cost was $40,403,621. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $140,137,916 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $99,734,295.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Repurchase agreements are fully collateralized by US Treasury and Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $528,482,081)	$ 572,231,762
Affiliated issuers (cost $13,693,982)	11,441,776
Total investments in securities, at value (cost $542,176,063)	583,673,538
Cash	997
Dividends receivable	459,846
Interest receivable	4,090,012
Receivable for Fund shares sold	126,791
Other assets	45,188
Total assets	588,396,372
Liabilities
Payable for investments purchased	2,175,000
Dividends payable	852
Payable for Fund shares redeemed	1,547,391
Accrued investment advisory fee	387,977
Other accrued expenses and payables	400,196
Total liabilities	4,511,416
Net assets, at value	$ 583,884,956
Net Assets
Net assets consist of: Undistributed net investment income	4,635,472
Net unrealized appreciation (depreciation) on investments	41,497,475
Accumulated net realized gain (loss)	(51,196,673)
Paid-in capital	588,948,682
Net assets, at value	$ 583,884,956

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($383,273,540 / 22,947,710 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized)	$ 16.70
Maximum offering price per share (100 / 94.25 of $16.70)	$ 17.72
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($75,471,676 / 4,532,064 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 16.65
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,626,597 / 1,657,852 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 16.66
Institutional Class Net Asset Value, offering and redemption price per share ($97,513,143 / 5,781,369 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 16.87

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 3,047,010
Interest - Unaffiliated issuers	9,491,211
Interest - Affiliated issuers	98,229
Total Income	12,636,450
Expenses: Investment advisory fee	2,722,500
Transfer agent fees	246,135
Custody fees	32,592
Distribution and shareholder servicing fees	1,232,141
Auditing	18,603
Accounting fees	69,273
Legal	31,667
Directors' fees and expenses	20,787
Reports to shareholders	38,266
Registration fees	25,011
Other	7,877
Total expenses	4,444,852
Net investment income (loss)	8,191,598
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	3,905,865
Investments - Affiliated issuers	4,028
3,909,893
Net unrealized appreciation (depreciation) during the period on investments	(201,501,397)
Net gain (loss) on investment transactions	(197,591,504)
Net increase (decrease) in net assets resulting from operations	$ (189,399,906)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income (loss)	$ 8,191,598	$ 15,762,830
Net realized gain (loss) on investment transactions	3,909,893	(57,391,738)
Net unrealized appreciation (depreciation) on investment transactions during the period	(201,501,397)	58,920,608
Net increase (decrease) in net assets resulting from operations	(189,399,906)	17,291,700
Distributions to shareholders from: Net investment income: Class A	(4,970,925)	(9,243,266)
Class B	(621,680)	(1,080,202)
Class C	(215,361)	(337,255)
Institutional Class	(1,511,785)	(3,220,868)
Net realized gains: Class A	-	(1,404,168)
Class B	-	(283,493)
Class C	-	(91,914)
Institutional Class	-	(414,914)
Fund share transactions: Proceeds from shares sold	42,119,255	136,487,120
Reinvestment of distributions	6,265,767	12,156,616
Cost of shares redeemed	(131,124,840)	(155,985,641)
Net increase (decrease) in net assets from Fund share transactions	(82,739,818)	(7,341,905)
Increase (decrease) in net assets	(279,459,475)	(6,126,285)
Net assets at beginning of period	863,344,431	869,470,716
Net assets at end of period (including undistributed net investment income of $4,635,472 and $3,763,625, respectively)	$ 583,884,956	$ 863,344,431

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 21.87	$ 21.78	$ 23.27	$ 24.15	$ 22.09	$ 17.14
Income (loss) from investment operations: Net investment income (loss)	.23[b]	.41	.49	.49	.56	.47
Net realized and unrealized gain (loss) on investment transactions	(5.20)	.10	.50	(.20)	2.40	5.21
Total from investment operations	(4.97)	.51	.99	.29	2.96	5.68
Less distributions from: Net investment income	(.20)	(.36)	(.73)	(.73)	(.57)	(.47)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)	(.26)
Total distributions	(.20)	(.42)	(2.48)	(1.17)	(.90)	(.73)
Net asset value, end of period	$ 16.70	$ 21.87	$ 21.78	$ 23.27	$ 24.15	$ 22.09
Total Return (%)[c]	(22.87)**	2.37	4.36	1.11	13.91	33.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383	553	550	623	650	492
Ratio of expenses (%)	1.13*	1.09	1.11	1.09	1.12	1.14
Ratio of net investment income (loss) (%)	2.34*	1.86	2.13	2.06	2.64	2.49
Portfolio turnover rate (%)	18*	12	8	26	10	7
[a] For the six months ended September 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 21.80	$ 21.71	$ 23.22	$ 24.11	$ 22.08	$ 17.16
Income (loss) from investment operations: Net investment income (loss)	.15[b]	.25	.31	.31	.41	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.18)	.10	.50	(.20)	2.38	5.20
Total from investment operations	(5.03)	.35	.81	.11	2.79	5.54
Less distributions from: Net investment income	(.12)	(.20)	(.57)	(.56)	(.43)	(.36)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)	(.26)
Total distributions	(.12)	(.26)	(2.32)	(1.00)	(.76)	(.62)
Net asset value, end of period	$ 16.65	$ 21.80	$ 21.71	$ 23.22	$ 24.11	$ 22.08
Total Return (%)[c]	(23.16)**	1.63	3.54	.36	13.10	32.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	116	110	121	111	64
Ratio of expenses (%)	1.88*	1.84	1.86	1.84	1.87	1.89
Ratio of net investment income (loss) (%)	1.59*	1.11	1.38	1.30	1.90	1.75
Portfolio turnover rate (%)	18*	12	8	26	10	7
[a] For the six months ended September 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended March 31,	2002[a]	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.82	$ 21.73	$ 23.22	$ 24.12	$ 22.31
Income (loss) from investment operations: Net investment income (loss)	.15[c]	.26	.32	.31	.39
Net realized and unrealized gain (loss) on investment transactions	(5.19)	.09	.51	(.21)	2.10
Total from investment operations	(5.04)	.35	.83	.10	2.49
Less distributions from: Net investment income	(.12)	(.20)	(.57)	(.56)	(.35)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)
Total distributions	(.12)	(.26)	(2.32)	(1.00)	(.68)
Net asset value, end of period	$ 16.66	$ 21.82	$ 21.73	$ 23.22	$ 24.12
Total Return (%)[d]	(23.18)**	1.63	3.63	.31	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	40	32	34	17
Ratio of expenses (%)	1.87*	1.84	1.86	1.85	1.91*
Ratio of net investment income (loss) (%)	1.60*	1.11	1.38	1.34	2.05*
Portfolio turnover rate (%)	18*	12	8	26	10
[a] For the six months ended September 30, 2002 (Unaudited).
[b] For the period April 8,1998 (commencement of sales) to March 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Institutional Class
Years Ended March 31,	2002[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 22.08	$ 21.98	$ 23.45	$ 24.36	$ 22.26	$ 17.27
Income (loss) from investment operations: Net investment income (loss)	.25[b]	.48	.54	.55	.63	.51
Net realized and unrealized gain (loss) on investment transactions	(5.24)	.09	.52	(.21)	2.41	5.25
Total from investment operations	(4.99)	.57	1.06	.34	3.04	5.76
Less distributions from: Net investment income	(.22)	(.41)	(.78)	(.81)	(.61)	(.51)
Net realized gains on investment transactions	-	(.06)	(1.75)	(.44)	(.33)	(.26)
Total distributions	(.22)	(.47)	(2.53)	(1.25)	(.94)	(.77)
Net asset value, end of period	$ 16.87	$ 22.08	$ 21.98	$ 23.45	$ 24.36	$ 22.26
Total Return (%)	(22.75)**	2.63	4.60	1.36	14.20	34.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	155	177	161	145	104
Ratio of expenses (%)	.88*	.84	.86	.84	.87	.89
Ratio of net investment income (loss) (%)	2.59*	2.11	2.38	2.32	2.88	2.75
Portfolio turnover rate (%)	18*	12	8	26	10	7
[a] For the six months ended September 30, 2002 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Flag Investors Value Builder Fund, Inc. ("Scudder Flag Investors Value Builder Fund" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $13,472,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through March 31, 2002, the Fund incurred approximately $42,855,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income	$ 3,872,416
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (13,472,000)
Unrealized appreciation (depreciation) on investments	$ 244,219,346

In addition, during the year ended March 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 13,881,591
Distributions from long-term capital gains	$ 2,194,489

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $64,661,964 and $140,552,664 respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Investment Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2002, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund.

Service Provider Fees. ICCC is the Fund's accounting and transfer agent. The amount charged to the Fund by ICCC for accounting services aggregated $69,273, of which $15,697 is unpaid at September 30, 2002. Transfer agent charges to the Fund by ICCC aggregated $246,135, of which $109,520 is unpaid at September 30, 2002.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Advisor, is the Fund's custodian. The amount charged to the Fund by the custodian aggregated $32,592, of which $21,426 is unpaid at September 30, 2002.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class A	$ 584,194	$ 88,700
Class B	360,655	78,436
Class C	125,657	27,502
	$ 1,070,506	$ 194,638

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class B	$ 120,219	$ 26,145.25%
Class C	41,416	8,696.25%
	$ 161,635	$ 34,841

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Prior to August 19, 2002, ICCD was the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2002 aggregated $45,341.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2002, the CDSC for Class B and C shares aggregated $208,524 and $8,211, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended September 30, 2002 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend/ Interest Income ($)	Value ($)
LodgeNet Entertainment Corp.	5,873,600	-	69,800	4,028	98,229	11,441,776

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2002		Year Ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,463,165	$ 28,087,960	3,500,742	$ 78,116,886
Class B	245,179	4,900,731	1,285,222	28,510,305
Class C	58,516	1,154,144	508,863	11,331,917
Institutional Class	393,247	7,976,420	821,642	18,528,012
		$ 42,119,255		$ 136,487,120
Shares issued to shareholders in reinvestment of distributions
Class A	216,172	$ 4,287,167	374,838	$ 8,103,252
Class B	27,036	535,664	44,879	966,243
Class C	9,730	192,916	14,352	309,099
Institutional Class	62,465	1,250,020	127,266	2,778,022
		$ 6,265,767		$ 12,156,616
Shares redeemed
Class A	(4,023,441)	$ (76,784,019)	(3,850,926)	$ (84,827,624)
Class B	(1,055,762)	(19,867,326)	(1,075,193)	(23,542,207)
Class C	(233,020)	(4,408,577)	(194,504)	(4,218,962)
Institutional Class	(1,673,162)	(31,064,918)	(1,995,436)	(43,396,848)
		$ (131,124,840)		$ (155,985,641)
Net increase (decrease)
Class A	(2,344,104)	$ (43,408,892)	24,654	$ 1,392,514
Class B	(783,547)	(14,430,931)	254,908	5,934,341
Class C	(164,774)	(3,061,517)	328,711	7,422,054
Institutional Class	(1,217,450)	(21,838,478)	(1,046,528)	(22,090,814)
		$ (82,739,818)		$ (7,341,905)

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Flag Investors Value Builder Fund (the "fund") was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Directors of the fund to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
	For	Withheld
Richard R. Burt	30,815,843	558,646
S. Leland Dill	30,811,970	562,519
Martin J. Gruber	30,813,833	560,655
Richard T. Hale	30,813,367	561,122
Joseph R. Hardiman	30,815,843	558,646
Richard J. Herring	30,813,833	560,655
Graham E. Jones	30,812,955	561,533
Rebecca W. Rimel	30,815,843	558,646
Philip Saunders, Jr.	30,812,955	561,533
William N. Searcy	30,813,833	560,655
Robert H. Wadsworth	30,815,843	558,646

2. To approve a new investment advisory agreement (a "New Advisory Agreement") between the fund and Deutsche Asset Management, Inc. ("DeAM, Inc.") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
30,597,116	252,554	524,819

3. To approve a new sub-advisory agreement (a "New Sub-Advisory Agreement") among the fund, Deutsche Asset Management, Inc. ("DeAM, Inc.") and Alex. Brown Investment Management ("ABIM") (the "Sub-Advisor") to be implemented within two years of the date of the Special Meeting upon approval of the members of the fund's Board of Directors who are not "interested persons."

Affirmative	Against	Abstain
30,611,717	230,516	532,256

4. To modify the fund's fundamental investment policy concerning loans.

Affirmative	Against	Abstain	Broker Non-Votes
11,894,391	660,759	236,580	18,582,758

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street Philadelphia, PA 19103
Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes